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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-4 on Form S-8 (File No. 333-68566) of our report dated February 26, 1999 relating to the financial statements of Keane, Inc., which appears in Keane, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 2000.



/S/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts

December 7, 2001